Exhibit 10.3

EXECUTION COPY

$130,000,000

Pipe Acquisition Finance Plc

Senior Secured Floating Rate Notes due 2010

REGISTRATION RIGHTS AGREEMENT

December 16, 2005

Jefferies & Company, Inc.
520 Madison Avenue
12th Floor
New York, NY  10022

Ladies and Gentlemen:

Pursuant to a purchase agreement (the “Purchase Agreement”) dated December 13, 2005 by and among Pipe Acquisition Finance Plc, a company incorporated under the laws of England and Wales (the “Issuer”), Pipe Acquisition Limited, a company incorporated under the laws of England and Wales (the “Successor”), and as of the Closing Date, Murray International Metals Limited, a company incorporated under the laws of England and Wales (the “Company”), and Jefferies and Company, Inc. as initial purchaser (the “Initial Purchaser”), the Issuer issued and sold to the Initial Purchaser, on the date hereof, upon the terms set forth in the Purchase Agreement, $130,000,000 aggregate principal amount of Senior Secured Floating Rate Notes due 2010 (each, a “Note” and collectively, the “Notes”).

Following the closing of the offering and sale of the Notes, pursuant to the terms of the Indenture, the Issuer (which is a wholly owned subsidiary of the Successor) will be liquidated under the laws of the United Kingdom and all of its assets, liabilities, rights and obligations, including its obligations under this Agreement and as issuer of the Notes, will be assigned to and assumed by (together, the “Liquidation and Assumption”) the Successor, and the Guarantors (other than the Successor) will continue to guarantee the Notes. All references to the “Issuer” shall be deemed to be appropriately modified in this Agreement to be references to the Successor upon and for any period relating to after the effectiveness of the Liquidation and Assumption. Pursuant to the Indenture, the Successor (until the effectiveness of the Liquidation and Assumption) and all of the Restricted Subsidiaries of the Successor shall jointly and severally and fully and unconditionally guarantee, on a senior secured basis, to each holder of the Notes and the Trustee, the payment and performance of the Issuer’s obligations under the Indenture and the Notes (each of the Successor (until the effectiveness of the Liquidation and Assumption) and each such subsidiary being referred to herein as a “Guarantor”).

Pursuant to the Indenture, the Successor and the Company shall cause Murray International Metals Pte. Limited (“MIM Pte.”), a company incorporated under the laws of Singapore and a wholly owned subsidiary of the Company, upon the completion of certain whitewash procedures required under Singapore law (the “Whitewash Procedures”), to execute and deliver such documents, including executing and delivering a supplemental Indenture, the Collateral Agreements, a Guarantee and a counterpart to this Agreement, and take such actions necessary to grant a perfected security interest in its assets as security for the Notes and to guarantee the Issuer’s obligations under the Notes and the Indenture. Upon the completion of such actions, MIM Pte. shall have the rights and obligations of a Guarantor under this Agreement.

As consideration for the purchase of the Notes and the related Guarantees by the Initial Purchaser, the Issuer and the Guarantors agree with the Initial Purchaser, for the benefit of the Holders (as defined below) of the Notes (including, without limitation, the Initial Purchaser), as follows:

1.                                      Definitions

Capitalized terms that are used herein without definition and are defined in the Purchase Agreement shall have the respective meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

Additional Interest:  See Section 4(a).

Advice:  See Section 6(v).

Agreement:  This Registration Rights Agreement.

Applicable Period:  See Section 2(e).

Business Day:  A day that is not a Saturday, a Sunday or a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to be closed.

Company: See the introductory paragraphs to this Agreement.

Closing Date: December 16, 2005.

Collateral Agreements:  Shall have the meaning set forth in the Indenture.

Day:  Unless otherwise expressly provided, a calendar day.

Effectiveness Date:  The 220th day after the Issue Date; provided, however, that if the Effectiveness Date would otherwise fall on a day that is not a Business Day, then the Effectiveness Date shall be the next succeeding Business Day.

Effectiveness Period:  See Section 3(a).

Event Date:  See Section 4(b).

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Exchange Notes:  Senior Secured Notes due 2010 of the Issuer, identical in all material respects to the Notes, including the guarantees endorsed thereon, except (i) that such securities shall have been registered pursuant to an effective registration statement under the Securities Act, (ii) that such securities shall not contain a restrictive legend thereon, (iii) that such securities shall not contain provisions relating to the accrual or payment of Additional Interest (except with respect to Additional Interest acrruing pursuant to the covenant in Section 4.18 (“Undertakings With Respect to MIM Pte.”) under the Indenture, if any, and except with respect to Additional Interest, if any, accrued and unpaid as of the issuance of such Exchange Notes) and (iv) as described in the first sentence of Section 2(c).

Exchange Offer:  See Section 2(a).

Exchange Registration Statement:  See Section 2(a).

Filing Date:  The 150th day after the Issue Date; provided, however, that if the Filing Date would otherwise fall on a day that is not a Business Day, then the Filing Date shall be the next succeeding Business Day.

Guarantor:  See the introductory paragraphs to this Agreement.

Holder:  Any registered holder of Registrable Notes.

Indemnified Party:  See Section 8(c).

Indemnifying Party:  See Section 8(c).

Indenture:  The Indenture, dated as of the Closing Date, among the Issuer, the Guarantors named therein and The Bank of New York, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms hereof.

Initial Purchaser:  See the introductory paragraphs to this Agreement.

Initial Shelf Registration:  See Section 3(a).

Inspectors:  See Section 6(n).

Issue Date:  December 16, 2005.

Issuer:  See the introductory paragraphs to this Agreement.

Lien: Shall have the meaning set forth in the Indenture.

Liquidation and Assumption:  See the introductory paragraphs to this Agreement.

Losses:  See Section 8(a).

MIM Pte.:  See the introductory paragraphs to this Agreement.

NASD:  National Association of Securities Dealers, Inc.

Notes:  See the introductory paragraphs to this Agreement.

Participating Broker-Dealer:  See Section 2(e).

Person:  An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm, government or agency or political subdivision thereof, or other legal entity.

Private Exchange:  See Section 2(f).

Private Exchange Notes:  See Section 2(f).

Prospectus:  The prospectus included in any Registration Statement at the time that such Registration Statement is declared effective (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

Purchase Agreement:  See the introductory paragraphs to this Agreement.

Records:  See Section 6(n).

Registrable Notes:  (i) Notes, (ii) Private Exchange Notes and (iii) Exchange Notes received in the Exchange Offer, in each case, that may not be sold without restriction under federal or state securities laws; provided, that for the avoidance of doubt, a Security shall cease to be a Registrable Note when (w) a Shelf Registration Statement covering such Security has been declared effective by the SEC and such Security has been disposed of in accordance with and in a manner contemplated by such effective Shelf Registration Statement, (x) in the case of a Note, such Note has been exchanged pursuant to the Exchange Offer as contemplated in Section 2(a) (provided, that any Exchange Note that is included in a Prospectus for use in connection with resales by Participating Broker-Dealers shall be deemed to be a Registrable Note with respect to Sections 8 and 11 until resale of such Registrable Note has been effected pursuant to a “Plan of Distribution” within the Applicable Period), for an Exchange Note or Exchange Notes that may be resold without restriction under state and federal securities laws, (y) such Security ceases to be outstanding for purposes of the Indenture or (z) such Security has been sold in compliance with Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Issuer or is eligible to be sold by the holders thereof pursuant to Rule 144(k).

Registration Statement:  Any registration statement of the Issuer and the Guarantors filed with the SEC under the Securities Act (including, but not limited to, the Exchange Registration Statement, the Shelf Registration and any subsequent Shelf Registration) that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer or such securities being free of the registration and prospectus delivery requirements of the Securities Act.

Rule 144A:  Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

Rule 430A:  Rule 430A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

SEC:  The Securities and Exchange Commission.

Securities:  The Notes, the Exchange Notes and the Private Exchange Notes.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

Shelf Notice:  See Section 2(j).

Shelf Registration:  See Section 3(b).

Subsequent Shelf Registration:  See Section 3(b).

Successor:  See the introductory paragraphs to this Agreement.

TIA:  The Trust Indenture Act of 1939, as amended.

Trustee:  The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

Underwritten Registration or Underwritten Offering:  A registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

2.                                      Exchange Offer

(a)                                  Unless the Exchange Offer would not be permitted by applicable laws or a policy or currently prevailing applicable interpretations of the staff of the SEC, the Issuer and the Successor shall (and shall cause each Guarantor to) (i) prepare and file

(which shall include a quiet paper filing if the SEC permits such filings by a foreign private issuer (as defined in Rule 405 of the Securities Act)) with the SEC after the date hereof, but in no event later than the Filing Date, a registration statement (the “Exchange Registration Statement”) on an appropriate form under the Securities Act with respect to a proposed offer (the “Exchange Offer”) to the Holders of Notes who are not prohibited by law or a policy or currently prevailing applicable interpretations of the SEC from participating in the Exchange Offer to issue and deliver to such Holders, in exchange for the Notes, a like principal amount of Exchange Notes, (ii) use their commercially reasonable efforts to cause the Exchange Registration Statement to become effective no later than the Effectiveness Date, (iii) use their commercially reasonable efforts to keep the Exchange Registration Statement effective until the consummation of the Exchange Offer in accordance with its terms, and (iv) use their commercially reasonable efforts to commence the Exchange Offer and issue on or prior to 30 Business Days after the date on which the Exchange Registration Statement is declared effective (or such longer period as may be required by the Securities Act or the Exchange Act), Exchange Notes in exchange for all Notes validly tendered and not withdrawn prior thereto in the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that (i) the Exchange Offer does not violate applicable law or any applicable policy or currently prevailing applicable interpretations of the staff of the SEC, (ii) no action or proceeding shall have been instituted in any court or by any governmental agency which might materially impair the ability of the Issuer and the Guarantors to proceed with the Exchange Offer and (iii) all necessary governmental approvals shall have been obtained for the consummation of the Exchange Offer.

(b)                                 The Exchange Notes shall be issued under, and entitled to the benefits of, (i) the Indenture or a trust indenture that is identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualifications thereof under the TIA) and (ii) the Collateral Agreements.

(c)                                  Interest on the Exchange Notes and Private Exchange Notes will accrue from (i) the later of (x) the last interest payment due date on which interest was paid on the Notes surrendered in exchange therefor or, (y) if the Note is surrendered for exchange on a date in a period that includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date, or (ii) if no interest has been paid on the Notes, from the date of original issue of the Notes. Each Exchange Note and Private Exchange Note shall bear interest at the rate set forth thereon; provided, that interest with respect to the period prior to the issuance thereof shall accrue at the rate or rates borne by the Notes from time to time during such period.

(d)                                 The Issuer may require each Holder as a condition to participation in the Exchange Offer to represent in writing to the Issuer and the Guarantors, prior to the time of the consummation of the Exchange Offer, (i) that any Exchange Notes received by it will be acquired in the ordinary course of its business, (ii) that at the time of the commencement and consummation of the Exchange Offer, such Holder has not entered into any arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (iii) that such Holder is not an “affiliate” (as defined in Rule 405 of the Securities Act) of the Issuer and, if such Holder is an “affiliate” of the Issuer, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it, (iv) if such Holder is not a broker-dealer, it is not engaged in, and does not intend to engage in, the distribution of the Notes and (v) if such Holder is a Participating Broker-Dealer, that it will comply with the applicable prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes.

(e)                                  The Issuer and the Successor shall (and shall cause each Guarantor to) include within the Prospectus contained in the Exchange Registration Statement a section entitled “Plan of Distribution” reasonably acceptable to the Initial Purchaser which shall contain (i) a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer for its own account in exchange for Notes that were acquired by it as a result of market-making or other trading activity (a “Participating Broker-Dealer”) and (ii) all other information with respect to such sales by such Participating Broker-Dealers that the SEC may require in order to permit such sales pursuant thereto. Such “Plan of Distribution” section shall also allow, to the extent and in the manner permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent so permitted, all Participating Broker-Dealers, and include a statement describing the manner in which Participating Broker-Dealers may resell the Exchange Notes. The Issuer shall use its commercially reasonable efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Notes; provided that such period shall not exceed the lesser of 180 days and the date on which all Persons subject to the prospectus delivery requirements of the Securities Act have sold all Exchange Notes held by them (the “Applicable Period”).

(f)                                    If, upon consummation of the Exchange Offer, the Initial Purchaser holds any Notes acquired by it and having the status of an unsold allotment in the initial distribution of the Notes, the Issuer (upon the written request from the Initial Purchaser) shall, no later than the earlier of (i) 30 days after the delivery of the Exchange Notes in the Exchange Offer and (ii) the declaration of effectiveness by the SEC of a Registration Statement covering the resale of all Private Exchange

Notes to be issued and delivered as described in this sentence, issue and deliver to the Initial Purchaser, in exchange (the “Private Exchange”) for the Notes held by the Initial Purchaser, a like principal amount of Senior Secured Notes that are substantially identical to the Exchange Notes except for the existence of restrictions on transfer thereof under the Securities Act and securities laws of the several states of the United States (the “Private Exchange Notes”). The Issuer shall use all reasonable efforts to cause the Private Exchange Notes to bear the same CUSIP number as the Exchange Notes.

(g)                                 In connection with the Exchange Offer, the Issuer and the Successor shall (and shall cause each Guarantor to):

(i)                                     Mail, or cause to be mailed to each Holder of record a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal that is an exhibit to the Exchange Offer Registration Statement, and any related documents;

(ii)                                  keep the Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law)

(iii)                               utilize the services of a depository for the Exchange Offer with an address in the Borough of Manhattan, the City of New York, which may be the Trustee or an affiliate thereof;

(iv)                              permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

(v)                                 otherwise comply in all material respects with all applicable laws.

(h)                                 As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Issuer and the Successor shall (and shall cause each Guarantor to):

(i)                                     accept for exchange all Registrable Notes validly tendered pursuant to the Exchange Offer or the Private Exchange, as the case may be, and not validly withdrawn;

(ii)                                  deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

(iii)                               cause the Trustee to authenticate and deliver promptly to each Holder validly tendering such Registrable Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange; provided, that, in the case of any Notes held in global form by a depositary, authentication and delivery to such depositary of one or more replacement Exchange Notes in global form in an equivalent principal amount thereto for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.

(i)                                     The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA), which in either event will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture, that the Private Exchange Notes will be subject to the transfer restrictions set forth in the Indenture, and that the Exchange Notes, the Private Exchange Notes and the Notes, if any, will be deemed one class of security (subject to the provisions of the Indenture) and entitled to participate in all the security granted by the Issuer and the Guarantors pursuant to the Collateral Agreements and in any Guarantee (as such terms are defined in the Indenture) on an equal and ratable basis.

(j)                                     If:  (i) prior to the consummation of the Exchange Offer, the Holders of a majority in aggregate principal amount of Registrable Notes determines in its or their reasonable judgment that the Exchange Notes would not, upon receipt, be tradeable by the Holders thereof without restriction under the Securities Act and the Exchange Act and without material restrictions under applicable Blue Sky or state securities laws; (ii) because of any change in law or currently prevailing applicable interpretations of the staff of the SEC the Issuer determines upon advice of outside counsel that it is not permitted to consummate the Exchange Offer prior to the Effectiveness Date; (iii) subsequent to the consummation of the Private Exchange, any Holder of Private Exchange Notes so requests; (iv) the Exchange Offer is not consummated within 30 Business Days from the date the Exchange Registration Statement was declared effective; or (v) in the case of (A) any Holder not permitted by applicable law or SEC policy to participate in the Exchange Offer, (B) any Holder participating in the Exchange Offer that receives Exchange Notes that may not be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Issuer within the meaning of the Securities Act) or (C) any broker-dealer that holds Notes acquired directly from the Issuer or any of its affiliates and, in each such case contemplated by this clause (v), such Holder notifies the Issuer (1) within six months of consummation of the Exchange Offer in the case of a Holder described in subsection (C) of this clause (v) or (2) as soon as is reasonably practicable and in any event within 120 days of consummation of the Exchange Offer in the case of a Holder described in subsection (A) or (B) of this clause (v), then the Issuer shall promptly (and in any event within ten Business Days) deliver to the Holders (or in the case of an occurrence of any event described in clause (iii) or (v) of this Section 2(j), to any such Holder) and the Trustee notice thereof (the “Shelf Notice”) and shall as promptly as possible thereafter (but in no event later than 30 days after delivery of the Shelf Notice) file an Initial Shelf Registration pursuant to Section 3.

3.                                      Shelf Registration

If a Shelf Notice is required to be delivered pursuant to clause (i), (ii) or (iv) of Section 2(j), then this Section 3 shall apply to all Registrable Notes and if a Shelf Notice is required to be delivered pursuant to clause (iii) of Section 2(j), then this Section 3 shall apply to all Private Exchange Notes. Otherwise, upon consummation of the Exchange Offer in accordance with Section 2, the provisions of Section 3 shall apply solely with respect to (i) Notes held by any Holder thereof not permitted to participate in the Exchange Offer, (ii) Notes held by any broker-dealer that acquired such Notes directly from the Issuer or any of its affiliates and (iii) Exchange Notes that are not freely tradeable as contemplated by Section 2(j)(v) hereof, provided in each case that the relevant Holder has duly notified the Issuer within the time period required by Section 2(j)(v).

(a)                                  Initial Shelf Registration. The Issuer and the Successor shall (and shall cause each Guarantor to), as promptly as practicable, file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the “Initial Shelf Registration”). If the Issuer (and any Guarantor) have not yet filed an Exchange Registration Statement, the Issuer and the Successor shall (and shall cause each Guarantor to) file with the SEC the Initial Shelf Registration on or prior to the Filing Date and shall use their commercially reasonable efforts to cause such Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date. Otherwise, the Issuer and the Successor shall (and shall cause each Guarantor to) use their commercially reasonable efforts to file with the SEC the Initial Shelf Registration within 30 days of the delivery of the Shelf Notice and shall use their commercially reasonable efforts to cause such Shelf Registration to be declared effective under the Securities Act as promptly as practicable thereafter (but in no event more than 60 days after the date on which such Initial Shelf Registration Statement was required to be filed). The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners reasonably designated by them (including, without limitation, one or more Underwritten Offerings). The Issuer and Guarantors shall not permit any securities other than the Registrable Notes to be included in any Shelf Registration. The Issuer and the Successor shall (and shall cause each Guarantor to) use their commercially reasonable efforts to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is 24 months from the Closing Date (subject to extension pursuant to the last paragraph of Section 6(v) (the “Effectiveness Period”), or such shorter period ending when (i) all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration (ii) a Subsequent Shelf Registration covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act or (iii) there cease to be any outstanding Registrable Notes.

(b)                                 Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuer and the Successor shall (and shall cause each Guarantor to) use their commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend such Shelf Registration in a manner necessary to obtain the withdrawal of the order suspending the effectiveness thereof, or file (and cause each Guarantor to file) an additional “shelf” Registration Statement pursuant to Rule 415 covering all of the Registrable Notes (a “Subsequent Shelf Registration”). If a Subsequent Shelf Registration is filed, the Issuer and the Successor shall (and shall cause each Guarantor to) use their commercially reasonable efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term “Shelf Registration” means the Initial Shelf Registration and any Subsequent Shelf Registrations.

(c)                                  Supplements and Amendments. The Issuer shall promptly supplement and amend any Shelf Registration (i) if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or (ii) if reasonably requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Shelf Registration or by any underwriter of such Registrable Notes and if upon the advice of counsel the Issuer deems such supplement or amendment to be advisable or necessary.

(d)                                 Provision of Information. No Holder of Registrable Notes shall be entitled to include any of its Registrable Notes in any Shelf Registration pursuant to this Agreement unless such Holder furnishes to the Issuer and the Trustee in writing, within 20 days after receipt of a written request therefor, such information as the Issuer and the Trustee after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration or Prospectus included therein (including the information specified in Item 507 or Item 508 of Regulation S-K, as applicable), may, from time to time, reasonably request for inclusion in any Shelf Registration or Prospectus included therein, and no such Holder shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such Holder shall have provided such information. Each Holder whose Registrable Notes are to be included in a Shelf Registration Statement agrees to promptly furnish to the Issuer and the Guarantors any additional information required to be disclosed in order to make the information previously furnished to the Issuer and the Guarantors by such Holder not materially misleading.

4.                                      Additional Interest

(a)                                  The Issuer and each Guarantor acknowledges and agrees that the Holders of Registrable Notes will suffer damages if the Issuer or any Guarantor fails to fulfill its material obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuer and the Guarantors agree to pay additional cash interest on the Notes (“Additional Interest”) under the circumstances and to the extent set forth below:

(i)                                     if (A) neither the Exchange Registration Statement nor the Initial Shelf Registration has been filed with the SEC on or prior to the Filing Date or (B) notwithstanding that the Issuer has consummated or will consummate an Exchange Offer, the Issuer is required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by this Agreement, Additional Interest shall accrue on the Notes over and above any stated interest at a rate of 0.25% per annum of the principal amount of such Notes for the first 90 days immediately following either such required filing date, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

(ii)                                  if (A) neither the Exchange Registration Statement nor the Initial Shelf Registration is declared effective on or prior to the Effectiveness Date or (B) notwithstanding that the Issuer has consummated or will consummate an Exchange Offer, the Issuer is required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the SEC on or prior to the 90th day following the date such Shelf Registration Statement was filed, Additional Interest shall accrue on the Notes over and above any stated interest at a rate of 0.25% per annum of the principal amount of such Notes for the first 90 days immediately following either such required effectiveness dates, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period; or

(iii)                               if (A) the Issuer (and any Guarantor) have not exchanged Exchange Notes for all Notes validly tendered and not withdrawn in accordance with the terms of the Exchange Offer on or prior to the 30 Business Days after the Effectiveness Date, (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time prior to the second anniversary of the Closing Date (other than such time as all Notes have been disposed of thereunder), or (C) (x) pending the announcement of a material corporate transaction or (y) the Issuer is required to include financial statements and other information of any acquired business in any Registration Statement and related Prospectus as a result of a material acquisition and, despite the best efforts of the Issuer, such required financial statements or other information is not available for inclusion in such Registration Statement or related Prospectus, the Issuer issues a written notice pursuant to Section 6(e)(2)(v) or (vi) that a Shelf Registration Statement or Exchange Registration Statement is unusable and the aggregate number of days in any 365-day period for which all such notices issued or required to be issued, have been, or were required to be, in effect exceeds 120 days in the aggregate or 45 days consecutively, in the case of a Shelf Registration statement, or 30 days in the aggregate in the case of an Exchange Registration Statement, then Additional Interest shall accrue on the Notes, over and above any stated interest, at a rate of 0.25% per annum of the principal amount of such Notes for the first 90 days commencing on (x) the 31st Business Day after the Effectiveness Date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above, or (z) the day the Exchange Registration Statement or Shelf Registration ceases to be usable in case of clause (C) above, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each such subsequent 90-day period;

provided, however, that Additional Interest will not accrue under more than one of the foregoing clauses (i), (ii) or (iii) at any time; provided further, however, that the maximum Additional Interest rate on the Notes may not exceed at any one time in the aggregate 1.00% per annum; and provided further, that (1) upon the filing of the Exchange Registration Statement or Initial Shelf Registration (in the case of (i) above), (2) upon the effectiveness of the Exchange Registration Statement or Initial Shelf Registration (in the case of (ii) above), or (3) upon the exchange of Exchange Notes for all Notes tendered (in the case of (iii)(A) above) or upon the effectiveness of a Shelf Registration which had ceased to remain effective (in the case of (iii)(B) above), Additional Interest on the Notes as a result of such clause (or the relevant subclause thereof) or upon the effectiveness of such Registration Statement or Exchange Registration Statement (in the case of clause (iii)(C) above), as the case may be, shall cease to accrue.

(b)                                 The Issuer shall notify the Trustee within 3 Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”). Any amounts of Additional Interest due pursuant to clause (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash, on the dates and in the manner provided in the Indenture, commencing with the first such semi-annual interest payment date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

(c)                                  The parties hereto agree that the Additional Interest provided for in this Section 4 constitutes the sole damages that will be suffered by, and an adequate remedy for,

Holders of Registrable Notes by reason of the occurrence of any of the events described in Section 4(a) above.

5.                                      Hold-Back Agreements

The Issuer agrees that it will not effect any public or private sale or distribution (including a sale pursuant to Regulation D under the Securities Act) of any securities the same as or similar (it being understood that debt securities secured on a junior lien basis to the Notes shall not be deemed similar unless the Issuer and the managing underwriter (referred to below) agree otherwise) to those covered by a Registration Statement filed pursuant to Section 2 or 3 hereof (other than Additional Notes (as defined in the Indenture) issued under the Indenture), or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to, and during the 90-day period beginning on, the effective date of any Registration Statement filed pursuant to Sections 2 and 3 hereof unless the Holders of a majority in the aggregate principal amount of the Registrable Notes to be included in such Registration Statement consent, if the managing underwriter thereof so requests in writing.

6.                                      Registration Procedures

In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuer and the Successor shall (and shall cause each Guarantor to) effect such registrations to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuer hereunder, the Issuer and the Successor shall (and shall cause each Guarantor to):

(a)                                  Prepare and file (which shall include a quiet paper filing if the SEC permits such filings by a foreign private issuer (as defined in Rule 405 of the Securities Act)) with the SEC on or prior to the Filing Date, the Exchange Registration Statement or if the Exchange Registration Statement is not filed because of the circumstances contemplated by Section 2(j), on or prior to the date required by this Agreement, a Shelf Registration as prescribed by Section 3, and use its commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) a Shelf Registration is filed pursuant to Section 3 or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto the Issuer and the Successor shall (and shall cause each Guarantor to), if requested in writing, furnish to and afford the Holders of the Registrable Notes to be registered pursuant to such Shelf Registration Statement, each Participating Broker-Dealer, the managing underwriters, if any, and each of their respective counsel, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least 5 Business Days prior to such filing). The Issuer and each Guarantor shall not file any such Registration

Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must provide information for the inclusion therein without the Holders being afforded an opportunity to review such documentation if the holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, the managing underwriters, if any, or any of their respective counsel shall reasonably object in writing on a timely basis.

(b)                                 Provide an indenture trustee for the Registrable Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, and cause the Indenture (or other indenture relating to the Registrable Notes) to be qualified under the TIA not later than the effective date of the first Registration Statement; and in connection therewith, to use its commercially reasonable efforts to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

(c)                                  Prepare and file with the SEC such pre-effective amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Issuer and each Guarantor shall not, during the Applicable Period, voluntarily take any action that would result in selling Holders of the Registrable Notes covered by a Registration Statement or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period, unless such action is required by applicable law, rule or regulation required or permitted by this Agreement, the Indenture or the Indenture Documents (as such term is defined in the Indenture).

(d)                                 If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, (i) upon the Issuer’s receipt, a copy of the order of the SEC declaring such Registration Statement and any post effective amendment thereto effective, (ii) such reasonable number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including any documents incorporated therein by reference and all exhibits) and (iii) such reasonable number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and each amendment and supplement thereto, and such reasonable number of copies of the final Prospectus as filed by the Issuer and each Guarantor pursuant to Rule 424(b) under the Securities Act, in conformity with the requirements of the Securities Act and each amendment and supplement thereto. The Issuer and the Guarantors hereby consent, subject to the terms of this Agreement, to the use of the Prospectus by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

(e)                                  If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, the Issuer shall notify in writing the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, the managing underwriters, if any, and each of their respective counsel promptly (but in any event within 3 Business Days) (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes, the representations and warranties of the Issuer and any Guarantor contained in any agreement (including any underwriting agreement) contemplated by Section 6(m) hereof cease to be true and correct in any material respect, (iv) of the receipt by the Issuer or any Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement and the

Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of any reasonable determination by the Issuer or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate and (vii) of any request by the SEC for post-effective amendments to the Registration Statement or supplements to the Prospectus or for additional information relating thereto.

(f)                                    Use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible date.

(g)                                 If (A) a Shelf Registration is filed pursuant to Section 3, (B) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period or (C) reasonably requested in writing by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an Underwritten Offering, (i) use all reasonable efforts to promptly incorporate in a Prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders reasonably request in writing to be included or made therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Issuer has received notification of the matters to be incorporated in such Prospectus supplements or post-effective amendment.

(h)                                 Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its commercially reasonable efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer or any managing underwriter or underwriters, if any, reasonably request in writing; provided that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an Underwritten Offering, the Issuer and each Guarantor agree to cause its counsel to perform Blue

Sky investigations and file any registrations and qualifications required to be filed pursuant to this Section 6(h), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided that neither the Issuer nor any Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject.

(i)                                     If (A) a Shelf Registration is filed pursuant to Section 3 or (B) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is requested to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

(j)                                     If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 6(e)(2)(v) or 6(e)(2)(vi) hereof, as promptly as practicable, prepare and file with the SEC, at the expense of the Issuer and the Guarantors, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, if SEC review is required, use all reasonable efforts to cause such post-effective amendment to be declared effective as soon as possible.

(k)                                  Use its commercially reasonable efforts to cause the Registrable Notes covered by a Registration Statement to be rated with such appropriate rating agencies, if so requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or the managing underwriter or underwriters, if any.

(l)                                     Prior to the initial issuance of the Exchange Notes, (i) provide the Trustee with one or more certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Exchange Notes.

(m)                               If a Shelf Registration is filed pursuant to Section 3, enter into such customary agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings of debt securities similar to the Notes, as may be appropriate in the circumstances) and take all such other actions in connection therewith (including those reasonably requested in writing by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold) in order to expedite or facilitate the registration or the disposition of such Registrable Notes (provided that the Issuer shall have no obligation to enter into an underwriting agreement or permit an Underwritten Offering unless a request therefor shall have been received by Holders of not less than a majority of Registrable Notes outstanding), and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of the Issuer, the Successor and its subsidiaries as then conducted, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings of debt securities similar to the Notes, as may be appropriate in the circumstances, and confirm the same if and when reasonably required; (ii) obtain an opinion of counsel to the Issuer and the Guarantors and updates thereof which counsel and opinions (in form and substance) shall be reasonably satisfactory to the managing underwriters, if any, addressed to each of the underwriters, if any, covering the matters customarily covered in opinions of counsel to the Issuer and the Guarantors requested in Underwritten Offerings of debt securities similar to the Notes, as may be appropriate in the circumstances; (iii) obtain “cold comfort” letters and updates thereof (which letters and updates (in form and substance) shall be reasonably satisfactory to the managing underwriters) from the independent certified public accountants of the Issuer and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer or the Successor for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with Underwritten Offerings of debt securities similar to the Notes, as may be appropriate in the circumstances, and such other matters as reasonably requested in writing by the underwriters; and (iv) deliver such documents and certificates as may be reasonably requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Notes being sold and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Issuer, the Successor and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any conditions contained in the underwriting agreement or other similar agreement entered into by the Issuer or any Guarantor.

(n)                                 If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney or accountant or other agent retained (in connection with due diligence responsibilities) by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours, all financial and other records and pertinent corporate documents of the Issuer, the Successor and their respective subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuer, the Successor and their subsidiaries to supply all information reasonably requested in writing by any such Inspector in connection with such Registration Statement; provided, that the foregoing inspection and information gathering shall be coordinated on behalf of all of the selling Holders and each such Participating Broker-Dealer by one counsel as may be chosen by the Holders of a majority in principal amount of Registrable Notes and, if reasonably requested by the underwriters, if any, by one counsel on behalf of the underwriters. Each Inspector shall agree in writing that it will keep the Records confidential and not disclose any of the Records unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) the information in such Records is public or has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iv) disclosure of such information is, in the reasonable written opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transaction contemplated hereby or arising hereunder. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer unless and until such is made generally available to the public. Each Inspector, each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuer and, to the extent practicable, use its commercially reasonable efforts to allow the Issuer, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential at its expense.

(o)                                 Comply with all applicable rules and regulations of the SEC and make generally available to the security holders of the Issuer with regard to any applicable Registration Statement earning statements satisfying the provisions of section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Issuer after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

(p)                                 Upon consummation of an Exchange Offer or Private Exchange, obtain an opinion of counsel to the Issuer and the Guarantors (in form and substance reasonably satisfactory to the Initial Purchaser), addressed to the Trustee for the benefit of all Holders participating in the Exchange Offer or Private Exchange, as the case may be, to the effect that (i) the Issuer and the Guarantors have duly authorized, executed and delivered the Exchange Notes or the Private Exchange Notes, as the case may be, and the Indenture, (ii) the Exchange Notes or the Private Exchange Notes, as the case may be, and the Indenture constitute legal, valid and binding obligations of the Issuer and the Guarantors, enforceable against the Issuer and the Guarantors in accordance with their respective terms, except as such enforcement may be subject to customary United States and foreign exceptions and (iii) all obligations of the Issuer and the Guarantors under the Exchange Notes or the Private Exchange Notes, as the case may be, and the Indenture are secured by Liens (as defined in the Indenture) on the assets securing the obligations of the Issuer and the Guarantors under the Notes, Indenture and Collateral Agreements to the extent and as discussed in the Registration Statement.

(q)                                 If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by the Holders to the Issuer and the Guarantors (or to such other Person as directed by the Issuer and the Guarantors) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Issuer and the Guarantors shall mark, or caused to be marked, on such Registrable Notes that the Exchange Notes or the Private Exchange Notes, as the case may be, are being issued as substitute evidence of the indebtedness originally evidenced by the Registrable Notes; provided that in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

(r)                                    Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the NASD.

(s)                                  Use its commercially reasonable efforts to cause all Securities covered by a Registration Statement to be listed on each securities exchange, if any, on which similar debt securities issued by the Issuer are then listed.

(t)                                    Use its commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

(u)                                 The Issuer may require each seller of Registrable Notes or Participating Broker-Dealer as to which any registration is being effected to furnish to the Issuer such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Notes as the Issuer may, from time to time, reasonably request in writing. The Issuer may exclude from such registration the Registrable Notes of any seller who fails to furnish such information within a reasonable time (which time in no event shall exceed 45 days, subject to Section 3(d)) hereof) after receiving such request. Each seller of Registrable Notes or Participating Broker-Dealer as to which any registration is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished by such seller not materially misleading.

(v)                                 Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 6(e)(2)(ii), 6(e)(2)(iii), 6(e)(2)(iv), 6(e)(2)(v), or 6(e)(2)(vi), such Holder will forthwith discontinue disposition of such Registrable Notes covered by a Registration Statement and such Participating Broker-Dealer will forthwith discontinue disposition of such Exchange Notes pursuant to any Prospectus and, in each case, forthwith discontinue dissemination of such Prospectus until such Holder’s or Participating Broker-Dealer’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(j), or until it is advised in writing (the “Advice”) by the Issuer and the Guarantors that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto and, if so directed by the Issuer and the Guarantors, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Issuer all copies, other than permanent file copies, then in such Holder’s or Participating Broker-Dealer’s possession, of the Prospectus covering such Registrable Notes current at the time of the receipt of such notice. In the event the Issuer and the Guarantors shall give any such notice, the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each Participating Broker-Dealer shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(j) or (y) the Advice.

7.                                      Registration Expenses

(a)                                  All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer and the Guarantors shall be borne by the Issuer and the Guarantors, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees, including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with any Underwritten Offering and (B) fees and expenses of compliance with state securities or Blue Sky laws as provided in Section 6(h) hereof (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the Holders are located, in the case of the Exchange Notes, or (y) as provided in Section 6(h), in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses incurred in connection with the performance of their obligations hereunder, (iv) fees and disbursements of counsel for the Issuer the Guarantors and, subject to 7(b), the Holders, (v) fees and disbursements of all independent certified public accountants referred to in Section 6 (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), (vi) rating agency fees and the fees and expenses incurred in connection with the listing (if any) of the Securities to be registered on any securities exchange, (vii) Securities Act liability insurance, if the Issuer and the Guarantors desire such insurance, (viii) fees and expenses of all other Persons retained by the Issuer and the Guarantors, (ix) fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the NASD, but only where the need for such a “qualified independent underwriter” arises due to a relationship with the Issuer and the Guarantors, (x) internal expenses of the Issuer and the Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Issuer or the Guarantors performing legal or accounting duties), (xi) the expense of any annual audit, (xii) the fees and expenses of the Trustee and the Exchange Agent and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

(b)                                 The Issuer and the Guarantors shall reimburse the Holders for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate legal counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes to be included in any Registration Statement. The Issuer and the Guarantors shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the Exchange Notes or Private Exchange Notes in exchange for the Notes; provided that the Issuer shall not be required to pay taxes payable in respect of any transfer involved in the issuance or delivery of any Exchange Note or Private Exchange Note in a name other than that of the Holder of the Note in respect of which such Exchange Note or Private Exchange Note is being issued.

8.                                      Indemnification

(a)                                  Indemnification by the Issuer and the Guarantors. The Issuer and the Guarantors jointly and severally agree to indemnify and hold harmless each Holder and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, each Person, if any, who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and the officers, directors and partners of each such Holder, Participating Broker-Dealer and controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees as provided in this Section 8) and expenses (including, without limitation, reasonable costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent, that such Losses are finally judicially determined by a court of competent jurisdiction in a final, unappealable order, except insofar as such Losses are solely based upon information relating to such Holder or Participating Broker-Dealer and furnished in writing to the Issuer and the Guarantors (or reviewed and approved in writing) by such Holder or Participating Broker-Dealer or their counsel expressly for use therein; provided, however, that the Issuer and the Guarantors will not be liable to any Indemnified Party (as defined below) under this Section 8 to the extent Losses were primarily caused by an untrue statement or omission or alleged untrue statement or omission that was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto if (i) any such Losses resulted from an action, claim or suit by any Person who purchased Registrable Notes or Exchange Notes which are the subject thereof from such Indemnified Party and (ii) it is established in the proceeding related to the Loss that such Indemnified Party failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuer with Section 6 of this Agreement. The Issuer and the Guarantors also agree to indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or Exchange Act to the same extent as provided above with respect to the indemnification of the Holders or the Participating Broker-Dealer, if requested by such Holders or Participating Broker-Dealer.

(b)                                 Indemnification by Holder. In connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus in which a Holder is participating, such Holder shall furnish to the Issuer and the Guarantors in writing such information as the Issuer and the Guarantors reasonably request for use in connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus, and shall indemnify and hold harmless the Issuer, the Guarantors, their respective directors and each Person, if any, who controls the Issuer and the Guarantors (within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act), and the directors, officers and partners of such controlling persons, to the fullest extent lawful, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent that such losses are finally judicially determined by a court of competent jurisdiction in a final, unappealable order to have resulted solely from an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact contained in or omitted from any information so furnished in writing by or on behalf of such Holder to the Issuer and the Guarantors expressly for use therein. Notwithstanding the foregoing, in no event shall the liability of any selling Holder be greater in amount than such Holder’s Maximum Contribution Amount (as defined below).

(c)                                  Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the party or parties from which such indemnity is sought (the “Indemnifying Party” or “Indemnifying Parties”, as applicable) in writing; provided, that the failure to so notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the Indemnifying Parties have been prejudiced materially by such failure.

The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party, within 20 Business Days after receipt of written notice from such Indemnified Party of such proceeding, to assume, at its expense, the defense of any such proceeding, provided, that an Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless:  (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party or any of its controlling persons, and such Indemnified Party shall have been advised by counsel that there may be one or more defenses available to such Indemnified Party that are in addition to, or in conflict with, those defenses available to the Indemnifying Party or such controlling person (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof on behalf of the Indemnified Party and the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Party; it being understood, however, that, the Indemnifying Party shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party).

No Indemnifying Party shall be liable for any settlement of any such proceeding effected without its written consent, which shall not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such proceeding, each Indemnifying Party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each Indemnified Party from and against any and all Losses by reason of such settlement or judgment. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all Losses in respect of such proceeding for which such Indemnified Party would be entitled to indemnification hereunder (whether or not any Indemnified Party is a party thereto).

(d)                                 Contribution. If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 8), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and such indemnified party, on the other hand, from the sale of Registrable Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 8(a) or 8(b) was available to such party.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), a selling Holder shall not be required to contribute, in the aggregate, any amount in excess of such Holder’s Maximum Contribution Amount. A selling Holder’s “Maximum Contribution Amount” shall equal the excess of (i) the aggregate proceeds received by such Holder pursuant to the sale of such Registrable Notes or Exchange Notes over (ii) the aggregate amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of the Registrable Securities held by each Holder hereunder and not joint. The Issuer’s and Guarantors’ obligations to contribute pursuant to this Section 8(d) are joint and several.

The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

9.                                      Rules 144 and 144A

The Issuer covenants that it shall (a) file the reports required to be filed by it (if so required) under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuer is not required to file such reports, it will, upon the written request of any Holder of Registrable Notes, make publicly available other information necessary to permit sales pursuant to Rule 144 and 144A and (b) take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such Holder to sell Registrable Notes without registration under the Securities Act pursuant to the exemptions provided by Rule 144 and Rule 144A. Upon the request of any Holder, the Issuer shall deliver to such Holder a written statement as to whether it has complied with such information and requirements.

10.                               Underwritten Registrations of Registrable Notes

If any of the Registrable Notes covered by any Shelf Registration is to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering; provided, however, that such investment banker or investment bankers and manager or managers must be reasonably acceptable to the Issuer.

No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

11.                               Miscellaneous

(a)                                  Remedies. In the event of a breach by either the Issuer or any of the Guarantors of any of their respective obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchaser, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Issuer and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by either the Issuer or any of the Guarantors of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, the Issuer and the Successor shall (and shall cause each Guarantor to) waive the defense that a remedy at law would be adequate.

(b)                                 No Inconsistent Agreements. The Issuer and each of the Guarantors have not entered, as of the date hereof, and the Issuer and each of the Guarantors shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Securities in this Agreement or otherwise conflicts with the provisions hereof. The Issuer and each of the Guarantors have not entered and will not enter into any agreement with respect to any of its securities that will grant to any Person piggy-back rights with respect to a Registration Statement.

(c)                                  Adjustments Affecting Registrable Notes. The Issuer shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

(d)                                 Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes in circumstances that would adversely affect any Holders of Registrable Notes; provided, however, that Section 8 and this Section 11(d) may not be amended, modified or supplemented without the prior written consent of each Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Notes Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being tendered or being sold by such Holders pursuant to such Notes Registration Statement.

(e)                                  Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, next-day air courier or telecopier:

(i)                                     if to a Holder of Securities or to any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar of the Notes, with a copy in like manner to the Initial Purchaser as follows:

Jefferies & Company, Inc.

520 Madison Avenue

12th Floor

New York, New York 10022

Attention: Lloyd H. Feller, Esq.

with a copy to:

Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York  10019
Facsimile No.:  (212) 262-1910
Attention:  Ronald S. Brody, Esq.

(ii)                                  if to the Initial Purchaser, at the address specified in Section 11(e)(1);

(iii)                               if to the Issuer or any Guarantor, as follows:

Pipe Acquisition Limited

Newbridge Industrial Estate

Newbridge, Scotland EH28 8PJ

United Kingdom

Attention: Ken Cockburn, Managing Director

with a copy to:

Dechert LLP

160 Queen Victoria Street

London EC4V4QQ

United Kingdom

Attention: Brian M. McCall, Esq.

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five Business Days after being deposited in the United States mail, postage prepaid, if mailed, one business day after being deposited in the United States mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

(f)                                    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment, subsequent Holders.

(g)                                 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)                                 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)                                     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW. THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITS AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE ISSUER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT

MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE ISSUER IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ISSUER AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ISSUER IN ANY OTHER JURISDICTION.

(j)                                     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)                                  Securities Held by the Issuer or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Issuer or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(l)                                     Third Party Beneficiaries. Holders and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

(m)                               Entire Agreement. This Agreement, together with the Purchase Agreement, the Indenture and the Collateral Agreements, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understanding, correspondence, conversations and memoranda between the Initial Purchaser on the one hand and the Issuer and the Guarantors on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PIPE ACQUISITION FINANCE PLC

By:	DANIEL J O'LEARY
Name: DANIEL J O'LEARY
Title: DIRECTOR

PIPE ACQUISITION LIMITED

By:	DANIEL J O'LEARY
Name:DANIEL J O'LEARY
Title:DIRECTOR

MURRAY INTERNATIONAL METALS LIMITED, as Guarantor

By:	K A COCKBURN
Name: KENNETH A COCKBURN
Title: DIRECTOR

Upon the completion of the Whitewash Procedures:

MURRAY INTERNATIONAL METALS PTE. LIMITED, as Guarantor

By:	MICHAEL CRAIG
Name: MICHAEL CRAIG
Title: DIRECTOR

Registration Rights Agreement

ACCEPTED AND AGREED TO:

JEFFERIES & COMPANY, INC.

By:	RICHARD A GOLDENBERG
Name:	Richard A. Goldenberg
Title:	Managing Director